      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2001
                                                      REGISTRATION NO. 333-61740
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2
                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          VISHAY INTERTECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           3670                          381686453
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                               63 LINCOLN HIGHWAY
                        MALVERN, PENNSYLVANIA 19355-2121
                                 (610) 644-1300
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  AVI D. EDEN
                        C/O VISHAY INTERTECHNOLOGY, INC.
                               63 LINCOLN HIGHWAY
                        MALVERN, PENNSYLVANIA 19355-2121
                                 (610) 644-1300
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                    COPY TO:
                             ABBE L. DIENSTAG, ESQ.
                      KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 715-9100
                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS PROMPTLY AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND UPON CONSUMMATION OF THE TRANSACTIONS DESCRIBED IN THE ENCLOSED PROSPECTUS.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
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

     Vishay Intertechnology, Inc. (the "Registrant") hereby amends the Registrant's Registration Statement on Form S-4, Registration No. 333-61740, for the purpose of filing Exhibit 99.21.

ITEM 21. EXHIBITS

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
 5.1*     Opinion of Kramer Levin Naftalis & Frankel LLP regarding the validity of the Vishay common stock registered hereunder.
 8.1*     Tax Opinion of Kramer Levin Naftalis & Frankel LLP.
23.1*     Consent of Ernst & Young LLP, independent auditors of
          Vishay.
23.2*     Consent of Ernst & Young LLP, independent auditors of
          Siliconix.
23.3*     Consent of Kramer Levin Naftalis & Frankel LLP (contained in
          Exhibits 5.1 and 8.1).
24.1*     Power of Attorney.
99.1*     Letter of Transmittal.
99.2*     Form of Notice of Guaranteed Delivery.
99.3*     Form of Letter from Vishay TEMIC to Brokers, Dealers,
          Commercial Banks, Trust Companies and Other Nominees.
99.4*     Form of Letter from Brokers, Dealers, Commercial Banks,
          Trust Companies and Other Nominees to Clients.
99.5*     Form of Guidelines for Certification of Taxpayer
          Identification Number on Substitute Form W-9.
99.6*     Summary Advertisement as published in The Wall Street
          Journal on May 25, 2001.
99.7*     Request from Vishay TEMIC for stockholder list of Siliconix incorporated.
99.8*     Complaint titled Robert C. Dickenson v. Vishay
          Intertechnology Inc., Vishay TEMIC Semiconductor Acquisition
          Holding Corp., Siliconix incorporated, King Owyang, Everett
          Arndt, Lori Lipcaman, Michael Rosenberg and Glyndwr Smith,
          filed on February 23, 2001 in the Chancery Court of the
          State of Delaware, County of New Castle.
99.9*     Complaint titled Moshe Miller v. King Owyang, Everett Arndt,
          Lori Lipcaman, Michael Rosenberg, Mark Segall, Glyndwr
          Smith, Siliconix incorporated and Vishay Intertechnology,
          Inc., filed on February 23, 2001 in the Chancery Court of
          the State of Delaware, County of New Castle.
99.10*    Complaint titled Mathew Delaney v. Vishay Intertechnology,
          Inc., Vishay TEMIC Semiconductor Acquisition Holding Corp.,
          Siliconix incorporated, King Owyang, Everett Arndt, Lori
          Lipcaman, Michael Rosenberg and Glyndwr Smith, filed on
          February 23, 2001 in the Chancery Court of the State of
          Delaware, County of New Castle.
99.11*    Complaint titled Steven Goldstein v. Siliconix incorporated,
          Vishay Intertechnology, Inc., Michael A. Rosenberg, Mark B.
          Segall, King Owyang, Everett Arndt, Lori Lipcaman and
          Glyndwr Smith, filed on February 23, 2001 in the Chancery
          Court of the State of Delaware, County of New Castle.
99.12*    Complaint titled Goldplate Investment Partners v. King
          Owyang, Everett Arndt, Lori Lipcaman, Michael Rosenberg,
          Mark Segall, Glyndwr Smith, Siliconix incorporated and
          Vishay Intertechnology, Inc., filed on February 23, 2001 in the Chancery Court of the State of Delaware, County of New
          Castle.
99.13*    Complaint titled Barry Feldman v. Michael Rosenberg, Mark B.
          Segall, King Owyang, Everett Arndt, Lori Lipcaman, Glyndwr
          Smith, Vishay Intertechnology, Inc., and Siliconix
          incorporated, filed on February 23, 2001 in the Chancery
          Court of the State of Delaware, County of New Castle.

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
99.14*    Complaint titled Robert Mullin v. Vishay Intertechnology,
          Inc., Vishay TEMIC Semiconductor Acquisition Holding Corp.,
          Siliconix Holding incorporated, King Owyang, Everett Arndt,
          Lori Lipcaman, Michael Rosenberg and Glyndwr Smith, filed on
          February 23, 2001 in the Chancery Court of the State of
          Delaware, County of New Castle.
99.15*    Complaint titled Mohammed Yassin V. King Owyang, Everett
          Arndt, Lori Lipcaman, Michael Rosenberg, Mark Segall,
          Glyndwr Smith, Siliconix incorporated and Vishay
          Intertechnology, Inc., filed on February 26, 2001 in the
          Chancery Court of the State of Delaware, County of New
          Castle.
99.16*    Complaint titled Griffin Portfolio Management Corp. v.
          Siliconix incorporated, Vishay Intertechnology, Inc.,
          Michael Rosenberg, Mark B. Segall, King Owyang Ph.D.,
          Everett Arndt, Lori Lipcaman and Glyndwr Smith, filed on
          February 27, 2001 in the Chancery Court of the State of
          Delaware, County of New Castle.
99.17*    Complaint titled Jonathan Rex v. King Owyang, Everett Arndt,
          Lori Lipcaman, Michael Rosenberg, Mark Segall, Glyndwr
          Smith, Vishay Intertechnology, Inc., Felix Zandman, Avi
          Eden, Gerald Paul, Richard N. Grubb, Robert A. Freece,
          Eliyahu Hurvitz, Edward B. Shils, Luella B. Slaner, Mark I.
          Solomon, Jean-Claude-Tine and Does 1 through 100, Inclusive, filed on February 23, 2001 in the State Court of the State of California, County of Santa Clara.
99.18*    Complaint filed Crandon Capital Partners v. King Owyang,
          Everett Arndt, Lori Lipcaman, Michael Rosenberg, Mark
          Segall, Glyndwr Smith, Siliconix incorporated and Vishay
          Intertechnology, Inc. and Does 1 through 100, Inclusive,
          filed on February 27, 2001 in the State Court of the State of California, County of Santa Clara.
99.19*    Complaint titled Raymond L. Fitzgerald v. Vishay
          Intertechnology, Inc., Everett Arndt, Lori Lipcaman, King
          Owyang, Michael Rosenberg, Mark Segall, Glyndwr Smith and
          Siliconix incorporated, filed on March 8, 2001 in the
          Chancery Court of the State of Delaware, County of New
          Castle.
99.20*    Press release of Vishay announcing commencement of the
          offer, dated May 25, 2001.
99.21     Verified Amended Complaint titled In Re Siliconix
          incorporated Shareholders Litigation, filed on May 31, 2001 in the Chancery Court of the State of Delaware, County of
          New Castle.

---------------
* Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Malvern, State of Pennsylvania, on the 6th day of June, 2001.

                                          VISHAY INTERTECHNOLOGY, INC.

                                          By: /s/     FELIX ZANDMAN
                                            ------------------------------------
                                                       Felix Zandman
                                            Director, Chairman of the Board and
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons on June 6, 2001 in the capacities indicated below.

                  SIGNATURE                                        TITLE
                  ---------                                        -----
By: /s/ FELIX ZANDMAN                               Director, Chairman of the Board and
    -----------------------------------------             Chief Executive Officer
    Felix Zandman                                      (Principal Executive Officer)

By: /s/ AVI D. EDEN                                Director, Vice-Chairman of the Board,
    -----------------------------------------            Executive Vice President
    Avi D. Eden                                             and General Counsel

By: /s/ GERALD PAUL*                                      Director, President and
    -----------------------------------------             Chief Operating Officer
    Gerald Paul

By: /s/ RICHARD N. GRUBB*                           Director, Executive Vice President,
    -----------------------------------------      Treasurer and Chief Financial Officer
    Richard N. Grubb                           (Principal Financial and Accounting Officer)

By: /s/ ROBERT A. FREECE*                                      Director and
    -----------------------------------------              Senior Vice President
    Robert A. Freece

By: /s/ ELIYAHU HURVITZ*                                         Director
    -----------------------------------------
    Eliyahu Hurvitz

By: /s/ EDWARD B. SHILS*                                         Director
    -----------------------------------------
    Edward B. Shils

By: /s/ ZIV SHOSHANI*                                            Director
    -----------------------------------------
    Ziv Shoshani

By: /s/ LUELLA B. SLANER*                                        Director
    -----------------------------------------
    Luella B. Slaner

                  SIGNATURE                                        TITLE
                  ---------                                        -----

By: /s/ MARK I. SOLOMON*                                         Director
    -----------------------------------------
    Mark I. Solomon

By: /s/ JEAN-CLAUDE TINE*                                        Director
    -----------------------------------------
    Jean-Claude Tine

By: /s/ MARC ZANDMAN*                                            Director
    -----------------------------------------
    Marc Zandman

By: /s/ RUTA ZANDMAN*                                            Director
    -----------------------------------------
    Ruta Zandman

*By: /s/ AVI D. EDEN
     ---------------------------------------------------------
     Avi D. Eden
     Attorney-in-fact

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
 5.1*     Opinion of Kramer Levin Naftalis & Frankel LLP regarding the validity of the Vishay common stock registered hereunder.
 8.1*     Tax Opinion of Kramer Levin Naftalis & Frankel LLP.
23.1*     Consent of Ernst & Young LLP, independent auditors of
          Vishay.
23.2*     Consent of Ernst & Young LLP, independent auditors of
          Siliconix.
23.3*     Consent of Kramer Levin Naftalis & Frankel LLP (contained in
          Exhibits 5.1 and 8.1).
24.1*     Power of Attorney.
99.1*     Letter of Transmittal.
99.2*     Form of Notice of Guaranteed Delivery.
99.3*     Form of Letter from Vishay TEMIC to Brokers, Dealers,
          Commercial Banks, Trust Companies and Other Nominees.
99.4*     Form of Letter from Brokers, Dealers, Commercial Banks,
          Trust Companies and Other Nominees to Clients.
99.5*     Form of Guidelines for Certification of Taxpayer
          Identification Number on Substitute Form W-9.
99.6*     Summary Advertisement as published in The Wall Street
          Journal on May 25, 2001.
99.7*     Request from Vishay TEMIC for stockholder list of Siliconix incorporated.
99.8*     Complaint titled Robert C. Dickenson v. Vishay
          Intertechnology Inc., Vishay TEMIC Semiconductor Acquisition
          Holding Corp., Siliconix incorporated, King Owyang, Everett
          Arndt, Lori Lipcaman, Michael Rosenberg and Glyndwr Smith,
          filed on February 23, 2001 in the Chancery Court of the
          State of Delaware, County of New Castle.
99.9*     Complaint titled Moshe Miller v. King Owyang, Everett Arndt,
          Lori Lipcaman, Michael Rosenberg, Mark Segall, Glyndwr
          Smith, Siliconix incorporated and Vishay Intertechnology,
          Inc., filed on February 23, 2001 in the Chancery Court of
          the State of Delaware, County of New Castle.
99.10*    Complaint titled Mathew Delaney v. Vishay Intertechnology,
          Inc., Vishay TEMIC Semiconductor Acquisition Holding Corp.,
          Siliconix incorporated, King Owyang, Everett Arndt, Lori
          Lipcaman, Michael Rosenberg and Glyndwr Smith, filed on
          February 23, 2001 in the Chancery Court of the State of
          Delaware, County of New Castle.
99.11*    Complaint titled Steven Goldstein v. Siliconix incorporated,
          Vishay Intertechnology, Inc., Michael A. Rosenberg, Mark B.
          Segall, King Owyang Ph.D., Everett Arndt, Lori Lipcaman and
          Glyndwr Smith, filed on February 23, 2001 in the Chancery
          Court of the State of Delaware, County of New Castle.
99.12*    Complaint titled Goldplate Investment Partners v. King
          Owyang, Everett Arndt, Lori Lipcaman, Michael Rosenberg,
          Mark Segall, Glyndwr Smith, Siliconix incorporated and
          Vishay Intertechnology, Inc., filed on February 23, 2001 in the Chancery Court of the State of Delaware, County of New
          Castle.
99.13*    Complaint titled Barry Feldman v. Michael Rosenberg, Mark B.
          Segall, King Owyang, Everett Arndt, Lori Lipcaman, Glyndwr
          Smith, Vishay Intertechnology, Inc., and Siliconix
          incorporated, filed on February 23, 2001 in the Chancery
          Court of the State of Delaware, County of New Castle.
99.14*    Complaint titled Robert Mullin v. Vishay Intertechnology,
          Inc., Vishay TEMIC Semiconductor Acquisition Holding Corp.,
          Siliconix incorporated, King Owyang, Everett Arndt, Lori
          Lipcaman, Michael Rosenberg and Glyndwr Smith, filed on
          February 23, 2001 in the Chancery Court of the State of
          Delaware, County of New Castle.
99.15*    Complaint titled Mohammed Yassin V. King Owyang, Everett
          Arndt, Lori Lipcaman, Michael Rosenberg, Mark Segall,
          Glyndwr Smith, Siliconix incorporated and Vishay
          Intertechnology, Inc., filed on February 26, 2001 in the
          Chancery Court of the State of Delaware, County of New
          Castle.

EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
99.16*    Complaint titled Griffin Portfolio Management Corp. v.
          Siliconix incorporated, Vishay Intertechnology, Inc.,
          Michael Rosenberg, Mark B. Segall, King Owyang Ph.D.,
          Everett Arndt, Lori Lipcaman and Glyndwr Smith, filed on
          February 27, 2001 in the Chancery Court of the State of
          Delaware, County of New Castle.
99.17*    Complaint titled Jonathan Rex v. King Owyang, Everett Arndt,
          Lori Lipcaman, Michael Rosenberg, Mark Segall, Glyndwr
          Smith, Vishay Intertechnology, Inc., Felix Zandman, Avi
          Eden, Gerald Paul, Richard N. Grubb, Robert A. Freece,
          Eliyahu Hurvitz, Edward B. Shils, Luella B. Slaner, Mark I.
          Solomon, Jean-Claude-Tine and Does 1 through 100, Inclusive, filed on February 23, 2001 in the State Court of the State of California, County of Santa Clara.
99.18*    Complaint filed Crandon Capital Partners v. King Owyang,
          Everett Arndt, Lori Lipcaman, Michael Rosenberg, Mark
          Segall, Glyndwr Smith, Siliconix incorporated and Vishay
          Intertechnology, Inc. and Does 1 through 100, Inclusive,
          filed on February 27, 2001 in the State Court of the State of California, County of Santa Clara.
99.19*    Complaint titled Raymond L. Fitzgerald v. Vishay
          Intertechnology, Inc., Everett Arndt, Lori Lipcaman, King
          Owyang, Michael Rosenberg, Mark Segall, Glyndwr Smith and
          Siliconix incorporated, filed on March 8, 2001 in the
          Chancery Court of the State of Delaware, County of New
          Castle.
99.20*    Press release of Vishay announcing commencement of the
          offer, dated May 25, 2001.
99.21     Verified Amended Complaint titled In Re Siliconix
          incorporated Shareholders Litigation, filed on May 31, 2001 in the Chancery Court of the State of Delaware, County of
          New Castle.

---------------
 * Previously filed.